UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2003

SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Arkansas	1-8246	71-0205415
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Item 7.(c)

Exhibits

        (99.1) Press release dated July 29, 2003, announcing financial and operating results for the three and six months ended June 30, 2003, together with management's updated earnings guidance for the balance of the 2003 calendar year.

Item 12.

Results of Operations and Financial Condition

        On July 29, 2003, Southwestern Energy Company announced financial results for its quarter ended June 30, 2003, together with management's updated earnings guidance for the balance of the 2003 calendar year. Such release is being made by press release and by a subsequent telephone conference call on July 30, 2003 that has been announced to, and is broadly accessible by, the public. The press release is furnished with this filing as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

DATE:	July 29, 2003	BY:	/s/ GREG D. KERLEY
Greg D. Kerley
Executive Vice President
and Chief Financial Officer

Exhibit Index
Exhibit No.	Description

99.1	Press release dated July 29, 2003, announcing financial and operating results for the three and six months ended June 30, 2003, together with management's updated earnings guidance for the balance of the 2003 calendar year.